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                                   FORM 8-K

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 1996
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JP Foodservice, Inc.
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            (Exact name of registrant as specified in its charter)

Delaware                          0-24954                    52-1634568
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(State or other jurisdiction      (Commission             (IRS Employer
       of incorporation           File Number)          Identification No.)

9830 Patuxent Woods Way, Columbia Maryland                     21046
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   (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code 410-312-7100
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Item 5.  Other Events

The Registrant hereby incorporates by reference the information contained in Attachment A hereto in response to this Item 5.





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               JP Foodservice, Inc.
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                               (Registrant)


Date: May 21, 1996        By: /s/ LEWIS HAY, III
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                          Name: Lewis Hay, III
                          Title: Senior Vice President and Chief Financial
                                   Officer




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